1 Investor Presentation June 2021 Exhibit 99.1

2 Disclaimer Forward-Looking Statements This presentation contains forward-looking statements within the meaning of Section 27A of the Securities Act of 1933, as amended (the “Securities Act”), and Section 21E of the Exchange Act. Some of these forward-looking statements can be identified by the use of forward-looking words such as “believes,” “expects,” “may,” “will,” “should,” “seeks,” “approximately,” “intends,” “plans,” “estimates,” “projects,” “strategy,” or “anticipates,” or the negative of those words or other comparable terminology. Such forward-looking statements, including those regarding the timing and consummation of the transactions described herein, involve risks and uncertainties which could cause Middleby’s actual results, performance or outcomes to differ materially from those expressed or implied in the forward-looking statements. The accuracy of such statements is subject to a number of risks, uncertainties and assumptions including, but not limited to, risks related to Middleby’s proposed acquisition of Welbilt, Inc. (“Welbilt"), including the risk that the conditions to the closing of the transaction are not satisfied, including the risk that required approvals of the transaction from the stockholders of Middleby or Welbilt or from regulators are not obtained; litigation relating to the transaction; uncertainties as to the timing of the consummation of the transaction and the ability of each party to consummate the transaction; risks that the proposed transaction disrupts the current plans or operations of Middleby or Welbilt; the ability of Middleby and Welbilt to retain and hire key personnel; competitive responses to the proposed transaction; unexpected costs, charges or expenses resulting from the transaction; potential adverse reactions or changes to relationships with customers, suppliers, distributors and other business partners resulting from the announcement or completion of the transaction; the combined company’s ability to achieve the synergies expected from the transaction, as well as delays, challenges and expenses associated with integrating the combined company’s existing businesses; the impact of COVID-19 or other public health crises and any related company or government policies and actions to protect the health and safety of individuals or government policies or actions to maintain the functioning of national or global economies and markets; and legislative, regulatory and economic developments. Other factors that might cause such a difference include those discussed in Middleby’s filings with the SEC, which include its Annual Report on Form 10-K for the fiscal year ended January 2, 2021, its Quarterly Report on Form 10-Q for the quarterly period ended April 3, 2021 and Current Reports on Form 8-K, and in the preliminary joint proxy statement/prospectus on Form S-4 filed in connection with the proposed transaction with Welbilt. For more information, see the section entitled “Risk Factors” and the forward looking statements disclosure contained in Middleby’s Annual Report on Form 10-K and in other filings. The forward-looking statements included in this presentation are made only as of the date hereof and, except as required by federal securities laws and rules and regulations of the SEC, Middleby and Welbilt undertake no obligation to publicly update or revise any forward-looking statements, whether as a result of new information, future events or otherwise. Participants in the Solicitation Middleby and Welbilt and their respective directors and executive officers may be deemed to be participants in the solicitation of proxies in connection with Middleby’s proposed acquisition of Welbilt. Information regarding the persons who may, under the rules of the SEC, be deemed participants in the solicitation of the shareholders of Middleby and Welbilt in connection with the proposed transaction, including a description of their direct or indirect interests, by security holdings or otherwise, is set forth in the preliminary joint proxy statement/prospectus included in the registration statement on Form S-4 filed by Middleby with the SEC on May 28, 2021 (SEC File No. 333- 256653).

3 Disclaimer Additional Information about the Merger and Where to Find It In connection with Middleby’s proposed acquisition of Welbilt, Middleby has filed with the SEC a registration statement on Form S-4 (SEC File No. 333-256653) that includes a preliminary joint proxy statement of Middleby and Welbilt that also constitutes a preliminary prospectus of Middleby. The registration statement has not been declared effective by the SEC. The joint proxy statement/prospectus will be mailed or otherwise disseminated to shareholders of Middleby and Welbilt after the registration statement has been declared effective by the SEC. Middleby and Welbilt also have filed and plan to file other relevant documents with the SEC regarding the proposed transaction. INVESTORS AND SHAREHOLDERS ARE URGED TO READ THE REGISTRATION STATEMENT, JOINT PROXY STATEMENT/PROSPECTUS AND OTHER RELEVANT DOCUMENTS FILED OR TO BE FILED WITH THE SEC CAREFULLY AND IN THEIR ENTIRETY IF AND WHEN THEY BECOME AVAILABLE BECAUSE THEY CONTAIN OR WILL CONTAIN IMPORTANT INFORMATION. Investors and shareholders can obtain free copies of the joint proxy statement/prospectus (when available) and other documents filed with the SEC by Middleby and Welbilt through the website maintained by the SEC at http://www.sec.gov. Copies of the documents filed with the SEC by Middleby will be available free of charge on Middleby’s website at www.middleby.com or by contacting the Middleby Investor Relations Department by email at investors@middleby.com or by phone at (847) 741-3300. Copies of the documents filed with the SEC by Welbilt will be available free of charge on Welbilt’s website at www.welbilt.com or by contacting Welbilt’s Investor Relations Department by email at richard.sheffer@welbilt.com or by phone at (727) 853-3079. No Offer or Solicitation This presentation is not intended to and does not constitute an offer to sell or the solicitation of an offer to buy any securities nor shall there be any sale of securities in any jurisdiction in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of such jurisdiction. No offer of securities shall be made except by means of a prospectus meeting the requirements of Section 10 of the Securities Act of 1933, as amended, and otherwise in accordance with applicable law. Non-GAAP Measures Adj. EBITDA and Adj. EBIT (the “Non-GAAP Measures”) are performance measures that provide supplemental information that Middleby believes is useful to analysts and investors to evaluate ongoing results of operations, when considered alongside other GAAP measures such as net income, operating income and gross profit. These Non-GAAP Measures exclude the financial impact of items management does not consider in assessing the ongoing operating performance of Middleby and thereby facilitate review of its operating performance on a period-to-period basis. Other companies may have different capital structures and comparability to the results of operations of Middleby, which may be impacted by the effects of acquisition accounting on its depreciation and amortization. As a result of the effects of these factors and factors specific to other companies, Middleby believes these Non-GAAP Measures provide helpful information to analysts and investors to facilitate a comparison of their operating performance to that of other companies. The presentation of Non-GAAP Measures in this presentation should not be construed as an inference that future results will be unaffected by unusual or non-recurring items.

4 Middleby is a well diversified industry-leading foodservice business Middleby Overview Commercial 60% Food Processing 17% Residential 23% Company Highlights2020 Sales by Segment  Three industry-leading, highly synergistic foodservice platforms with over 100 brands  Diversified business across end markets and geographies  Strong track record of profitability with EBITDA margins in excess of 20% for sustained period  Leveraging core strengths to broaden product offerings in Commercial Foodservice, Residential Kitchen and Food Processing businesses  Plan in place to continue growth and improve margins further  Proven ability to acquire and integrate businesses 2020 Sales by Geography United States and Canada 70% Latin America 2% Asia 8% Europe and Middle East 20% Historical Sales ($ in billions) Historical Adj. EBITDA ($ in millions) $86 $124 $143$146$154 $187 $224 $305 $368 $402 $514$523 $569 $638 $484 $507 2006 2008 2010 2012 2014 2016 2018 2020 $0.4 $0.5 $0.7 $0.6 $0.7 $0.9 $1.0 $1.4 $1.6 $1.8 $2.3 $2.3 $2.7 $3.0 $2.5 $2.6 2006 2008 2010 2012 2014 2016 2018 2020 LTM Mar-21 LTM Mar-21

5 Commercial Foodservice Residential Kitchen Food Processing 2020 Revenue Contribution  Middleby is a leading global manufacturer of commercial cooking equipment  Extensive portfolio of products catered toward restaurants (from quick service to fine dining) as well as institutions such as hospitals and schools  Leading solutions provider across commercial kitchen and beverage categories  Middleby entered the ultra-premium residential appliance market with the acquisition of Viking Range in 2013 and has since built a portfolio of leading brands  Enables customers to experience commercial grade innovation and chef-approved appliances in their home  Broad product portfolio including ranges, built-in surface cooking and ovens and cook tops, stand alone and built- in refrigeration and outdoor cooking equipment  Middleby is a leader in preparation, cooking, baking, packaging, and food safety systems for the industrial processing, baking and packaging industry  Core products include batch ovens, belt ovens, continuous processing ovens, automated thermal processing systems, automated loading and unloading systems, meat presses, reduction and emulsion systems, defrosting equipment, and packaging and food safety equipment Select Brands Snapshot of Middleby’s Business Segments 60% 23% 17%

6  Technology and engineering synergies  Technology sharing across segments  Acceleration of development and to- market  Shared Controls and IoT  Integrated Controls platform  Internet of Things (“IoT”)  Automation  Supply chain  Production capabilities and platform manufacturing  Shared foodservice and culinary expertise TECHNOLOGY Accelerating Synergies Across Platforms Middleby is accelerating the realization of shared synergies, contributing to greater innovation and operating efficiencies Three Synergistic Platforms Working Together

Overview of Middleby's Q1 '21 Earnings

MIDDLEBY

Consolidated Middleby Q1 2021 vs. Prior Year Performance

	Q1 '21	Q1 '20	Q1 '19	Q1 '21 vs. Q1 '20 Growth	Q1 '21 vs. Q1 '19 Growth
Sales	$758	$677	$687	*11.9%*	*10.4%*
Adjusted EBITDA	161	138	138	*17.0%*	*17.0%*
% Margin	*21.3%*	*20.3%*	*20.1%*	*100bps*	*120bps*
Adjusted EPS	$1.79	$1.46	$1.51	*22.6%*	*18.5%*

Segment Q1 2021 vs. Prior Year Performance

	Q1 '21	Q1 '20	Q1 '19	Q1 '21 vs. Q1 '20 Growth	Q1 '21 vs. Q1 '19 Growth
Commercial Foodservice					
Sales	$481	$443	$458	*8.6%*	*5.2%*
Adjusted EBITDA	118	108	113	*9.6%*	*4.3%*
% Margin	*24.5%*	*24.3%*	*24.8%*	*20bps*	*(30bps)*
Residential Kitchen Equipment					
Sales	$164	$130	$137	*26.4%*	*20.2%*
Adjusted EBITDA	35	19	24	*84.9%*	*42.6%*
% Margin	*21.1%*	*14.4%*	*17.7%*	*670bps*	*340bps*
Food Processing					
Sales	$112	$104	$92	*7.9%*	*21.6%*
Adjusted EBITDA	23	18	16	*24.9%*	*42.2%*
% Margin	*20.4%*	*17.6%*	*17.5%*	*280bps*	*290bps*

Source: Company filings.

Commentary

Consolidated Middleby:

- Quarterly revenue increase of 12% year-over-year, 8%+ organically

Commercial Foodservice:

- Revenue growth of 9% year-over-year, with organic growth of 3%+, compared to a median of (7%) for our public commercial foodservice competitors
- Reported strong adjusted EBITDA margins of 24.5%, above Q1 2020 levels
- Our segment Adjusted EBIT was in-line to COVID-unimpacted Q1 2019, while our public commercial foodservice competitors posted a median (26%) decline

Residential Kitchen:

- Segment reported very strong Sales and Adjusted EBITDA quarterly figures driven by continued elevated demand for premium residential appliances

Food Processing:

- Food Processing segment increased sales 8% year-over-year, and meaningfully improved margins to above 20%

7

8 Order and Backlog Trends – 2021 vs. 2019 Food ProcessingCommercial Foodservice Residential Kitchen Total Company Note: Orders refer to organic figures, and data for Q2 2021 and Q2 2019 are through first seven weeks of the quarter. Q1 2021 Orders vs. Q1 2019 Orders ▲23% ▲21% ▲71% ▲63% ▲13% ▲36% ▲31% ▲32% Additionally, Consolidated Backlog Increased to $705mm at Q1 2021 from $508mm at Year-End 2020 To-date Q2 2021 Orders vs. To-date Q2 2019 Orders

99 M&A Strategy

10 $403 $501 $652 $646 $719 $856 $1,038 $1,429 $1,637 $1,827 $2,268 $2,336 $2,723 $2,959 $2,513 $2,594 $86 $124 $143 $146 $154 $187 $224 $305 $368 $402 $514 $523 $569 $638 $484 $507 2006A 2007A 2008A 2009A 2010A 2011A 2012A 2013A 2014A 2015A 2016A 2017A 2018A 2019A 2020A 2021LTM Historical Sales and Adj. EBITDA Middleby has strategically invested in core categories through acquisitions and driving subsequent operating performance Number of acquisitions: 1 5 2 4 2 7 4 3 4 8 2 7 8 7 4 2 Acquired revenue ($ in millions): $10 $220 $34 $138 $48 $149 $76 $243 $99 $514 $145 $279 $394 $177 $97 $45 ($ in millions) 2006-2019 CAGR Sales 16.6% Adj. EBITDA 16.7% Revenue Adj. EBITDA Middleby’s Historical Track Record

11 Middleby has successfully deployed capital to acquire brands over the years which are strategically complementary to the current portfolio  Middleby has completed 20+ transactions since the beginning of 2018, investing in key technology initiatives and trends, while enhancing the company’s capabilities across all three business segments  Many of the most recent acquisition have ongoing sales and profitability benefits yet to be realized  Middleby is clearly positioned for additional opportunities in Commercial Foodservice, Food Processing and Residential Kitchen Recent M&A Activity  International expansion  Beverage expansion  Ventless cooking  IoT and controls  Foodservice automation  Hot-side innovation Strategic Investment Themes 2018 2019 2020 Commercial Foodservice Residential Kitchen Food Processing Select Investments Middleby’s Strategic M&A Focus

Middleby is a Proven and Experienced Acquirer

- Our acquisition history provides a clear integration playbook to implement best practices and maximize efficiency across the Middleby organization
- Middleby has historically realized synergies from its acquisitions from material and supply chain initiatives, combined sales & marketing investments, product & technology sharing accelerating innovation and expense reduction through best practices and removal of duplicative costs
- We set target margin goals at our acquired businesses and work to improve operations in a timely manner, as evidenced below

Application of the 'Middleby Way' – Adj. EBITDA Margin Improvement



VIKING
Breakeven
~25%
2013A
2021E
AGA
~3%
~22%
2015A
2021E
FOLLETT
~12%
~30%
2016A
2021E
TAYLOR
<20%
~30%
2018A
2021E

12

13 Sales Growth Initiatives  New product innovation  Existing customer penetration  International expansion in emerging markets  Digital marketing and sales channel investments  Services and aftermarket initiatives  Continued M&A and business development Operating Efficiencies  Acquisition integration  Purchasing optimization / greater leverage across brands  Aftermarket growth  Innovation across all segments and introduction of new technologies Middleby Attributes  Customer-focused culture  Track record of innovation  Financial and operating discipline  Proven ability to integrate acquisitions  Foodservice industry expertise Multifaceted Strategy for Long-Term Growth and Margin Enhancement ________________________ Note: Forward looking figures represent management estimates. Historical and Targeted Adj. EBITDA Margins by Segment 2019A 2020A Target Commercial Foodservice 26% 22% 30% Residential Kitchen Equipment 18% 17% 25% Food Processing 21% 22% 25%

1414 Growth and Innovation

Transformative Growth Initiatives in Last 5+ Years

MIDDLEBY

✓ Established Commercial Beverage Platform

- Ice, coffee, nitro-brew, soda, liquor dispense, blending, smoothies, soft serve, and shakes

TAYLOR · Wild Goose Filling · Wunder-Bar · JoeTap · Skyflo · Ss brewtech · Synesso · Deutsche · Concordia Beverage Systems · Follett

✓ Technology Innovation Supporting Sustained Brand Growth

- ~$20mm+ investment per year in key innovation areas:
  - IoT Open Kitchen
  - L2F Kitchen Automation
  - Common Control Platform
  - Ventless Kitchen Solutions

Open Kitchen · L2F · brava · Ventless

✓ Established Premium Residential Platform

- Acquisition of Viking, U-Line, Lynx and AGA Group
- Added portfolio of 10+ premium leading brands
- Development of company-owned distribution network in USA
- Showroom introductions in Chicago, NYC, Los Angeles, and Dallas
- Viking complete new product lineup

✓ Continued Expansion Into Key Geographic Growth Markets

✓ Brazil	✓ Russia
✓ China	✓ United Kingdom
✓ India	✓ Australia
✓ Mid-East	✓ Nordics

✓ Continued Expansion in Commercial Foodservice and Food Processing Categories

30+ Acquisitions of leading brands and technologies

✓ Innovative New Product Launches

Middleby is enabling ***Kitchen Innovation*** through over ***250+ new product introductions***

Bluezone Middleby · vyv · Middleby Marshall X Series · Skyflo · CiBO · Open Kitchen · Taylor TruSense

15

16  Automated Coffee & Espresso  Nitro Brew/Cold Brew  Soda & Tea Dispense  Blending & Smoothies  Shakes & Deserts  Ice & Water Dispense  Liquor & Bar  Beer Brewing  Canning & Bottling Capitalizing on Market Trends Recently Established Beverage Platform With Significant Growth Opportunities Beverage Platform Innovation

Innovation Supporting Industry Trends

MIDDLEBY

Accelerating Trends

- Added focus on off-premise (delivery, carry out and drive-through)
- Emphasis on menu simplification, throughput and space utilization
- Labor availability, training and cost
- New foodservice models - modular, ghost and cloud kitchens
- Remote operation, monitoring and service
- Kitchen automation
- Safety protocols for employees and customers

Middleby Solutions

- Middleby ventless kitchens for non-traditional and space savings
- Development and launch of Open Kitchen
- Middleby modular and ghost kitchens
- Data intelligence and automation solutions
- Middleby advanced controls
- Middleby touchless and automated Pick-Up Cabinets (PUC)
- Launch of Bluezone Viral Kill and Food Preservation air purification units



MIDDLEBY

MIDDLEBY VENTLESS SOLUTIONS



CARTER-HOFFMANN CookTek

CLOUD-CONNECTED MODULAR AUTOMATED PICK-UP & DELIVERY SYSTEMS



OPEN KITCHEN by SiteSage

IOT CONNECTED KITCHEN


L2F

MIDDLEBY

MIDDLEBY MODULAR AND GHOST KITCHENS



BLUEZONE MIDDLEBY

VIRAL KILL AND FOOD PRESERVATION UNITS


01:32

MIDDLEBY

MIDDLEBY'S NEW HIGH-LEVEL USER INTERFACE

Over the past year Middleby has made significant dedicated investments in R&D to focus on technology initiatives, solutions for industry trends and invested in targeted growth segments. .

17

18 Open Kitchen IoT Platform Launched 2020  Energy Savings  Equipment Connectivity  Automation  Food Safety  Workflow Instructions  Employee and Customer Safety  Restaurant Sustainability Open Kitchen Platform Capabilities 6,000+ Locations Operating on Middleby Open Kitchen IoT Platform

19 Middleby Innovation Kitchens Customer and channel partner traffic through the MIK has exceeded expectations with over 70+ customer visits since its opening. We are also expanding the MIK to include a new automated ghost kitchen POD and an automated sous vide line. The Automation Ghost Kitchen “POD” – Under Construction at the MIK www.middlebyinnovationkitchens.com The Elements – 14-Seat Chef’s Table experience at the Middleby Innovations Kitchens

2020 End Market Outlook

21 Restaurant Average Weekly Sales According to Miller Pulse data from the beginning of March to Mid-May 2021, average weekly restaurant sales are up nearly 15% from 2019 levels Averages 2019 $32,457 2021 $37,099 2019 2021 $10,000 $15,000 $20,000 $25,000 $30,000 $35,000 $40,000 Week 9 Week 10 Week 11 Week 12 Week 13 Week 14 Week 15 Week 16 Week 17 Week 18 Week 19 Week 20 Commentary  Recent sales data show the restaurant industry is at 113% of 2019 levels  Total sales are fully recovered on an industry level with the exception of casual dining  Casual dining coming back just slightly lower, continued improvements are evident  QSR remains a story of success, sales rising +23.5% in the most recent weekly data. QSR total sales are 116% above 2019 levels  Unit productivity for the industry is back to or above 2019 levels for all segments  Continued interest in expanding delivery options, ghost kitchens, labor savings and speed of service and cook times Industry Outlook – Commercial Foodservice

22________________________ Source: National Association of Realtors, U.S. Census Bureau. Housing Sales % Change Year-Over-Year Permits Authorized  New and existing home sales continue to be strong – NAR 2021 forecast is new home sales up 20% and existing home sales up 10%  Record low inventory of existing homes driving market but forecast greater home supply by year-end and into 2022  Large gains in new construction in Texas, Tennessee, Florida and other areas, many markets up more than 100%  Year-over-year both new contracts and new listings are up approximately 40% according to May data  April pending home sales, agreements with a signed contract, up 51.7% from 2020 Industry Outlook – Residential Kitchen Equipment

2323 Acquisition of Welbilt

24 Acquisition of Welbilt Announced on April 21, 2021 . Dynamic Commercial Foodservice Platform Well Suited to Serve Customers Globally ~$120mm of Operational Improvement Positioned for Future Growth Opportunities in a Rapidly Changing Environment within the Commercial Foodservice Industry Transaction Consideration Maintains Balance Sheet Flexibility for Future Strategic Opportunities  Welbilt, Inc. is a leading global supplier of commercial foodservice equipment and solutions  Listed on the NYSE (WBT) with a 90-year history in foodservice and sales of ~$1.2bn in 2020  Headquartered in New Port Richey, Florida with 19 global manufacturing facilities and ~4,400 employees worldwide  Welbilt has a broad portfolio of award-winning brands – spanning hot-side, cold-side, beverage and aftermarket parts and solutions:

25 Welbilt Acquisition Strategic Rationale Expands Portfolio of Highly-Respected Foodservice Industry Brands − Welbilt brands are recognized globally for quality and innovation 1 Broadens Customer Offerings with Complementary Products and Solutions − Expands Middleby’s beverage platform, addressing one of our key strategic priorities − Extends cooking and warming technologies and products offerings, and provides innovative cold-side and refrigeration expertise − Positioned to better serve customers with a wider set of product and service solutions 2 Combined Sales and Service Capabilities to Best Serve Evolving Industry Needs − Premier sales and service organization supporting customers globally − Supports investments in transformational customer-facing digital initiatives 5 Expands International Manufacturing Footprint and Global Infrastructure − Significantly enhances manufacturing in Asia and Europe − Broadly expands sales capabilities in higher-growth Asian region 4 Provides for Accelerated Innovation and Transformational Technology Investments − Sharing engineering amongst brands to allow for accelerated product innovation across entire portfolio − Shared investments, efforts and development in strategic controls, IoT and forward-looking automation initiatives 3 Value Creation Through Synergy Potential of Combined Organization − Cost efficiencies through supply chain, manufacturing, operating expenses and best practices − Ability to scale investments and leverage combined operating infrastructure − Sales and service synergies supporting long-term revenue growth 6

2626 Summary

27 Middleby Investment Highlights Market leader with an unmatched portfolio of marquee brands in a large global industry Extensive diversification across businesses, end-markets, customers, and geographic regions At the forefront of industry innovation in cooking methods and technologies (automated solutions, ventless, induction, pressure fryer, etc.) Synergies across segments and brands enables attractive growth avenues and margin creation potential Repair, replacement, and menu-driven sales support life cycle revenue opportunities Proven consolidator (organic share gain and strategic acquisitions) well positioned to benefit from market disruption Strong financial profile with industry-leading margins, strong cash flow generation, and a proven history of deleveraging